SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 24 – SUBSEQUENT EVENTS

During the subsequent period, the Company entered into various loans with banks and financial institutions for working capital purpose and for the purpose of purchasing and constructing real estate properties and solar power plants and systems. The Company paid off certain loans in an aggregate amount of approximately JPY4,900,000 ahead of schedule as the pledged real estate properties were sold to customers.

During the subsequent period, the Company entered into various lease agreements for the purpose of subleasing.

On March 6, 2025, the Board of Directors approved a dividend of JPY450 per share of capital stock payable to shareholders of record at the close of business on December 31, 2024. Dividends totaling approximately JPY120,000 were paid on March 31, 2025.